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                                                               Exhibit 10.5(j)**


                  [LETTERHEAD OF CEPHALON, INC. APPEARS HERE]

                                                       January 21, 1998


Genelco S.A.
8 Route de Beaumont
1701 Fribourg
Switzerland


     Re:  Amendment No. 3 to Trademark License Agreement

Gentlemen:

     This letter shall serve as an amendment to that certain Trademark Agreement dated as of January 20, 1993, as amended (the "Trademark Agreement"), between Cephalon, Inc. (hereinafter "Cephalon") and Genelco S.A. (hereinafter "Genelco"). Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Trademark Agreement.

     Under the terms of the Trademark Agreement, Genelco granted Cephalon a license, with the right to sublicense to a Japanese company, to use a trademark in connection with the commercialization in Japan of products containing the drug substance "modafinil" (the "Compound"). As required under the terms of the Trademark Agreement, Nippon Shoji will select a trademark for the Product to be used in Japan, and will allow said trademark to be registered in the name of Genelco S.A. In accordance with the terms of the Trademark Agreement, and on behalf of Nippon Shoji, Cephalon shall pay Genelco S.A. an amount equal to [*] percent ([*]) of Net Sales of Product in Japan by Nippon Shoji, subject to the withholding of any tax as required under law.


                               * THE CONFIDENTIAL MATERIAL CONTAINED HEREIN HAS
                                 BEEN OMITTED AND HAS BEEN FILED SEPARATELY
                                 WITH THE COMMISSION.


** Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.
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     Please indicate your consent to the arrangement described above, and your agreement with the other terms, conditions and clarifications set forth above, by signing this letter in the space provided below, and return an executed copy to us at your earliest convenience.

                                 CEPHALON, INC.



                                 By: /s/ Frank Baldino
                                    ------------------------------
                                    Frank Baldino
GENELCO S.A.


By: /s/ [SIGNATURE ILLEGIBLE]
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